EXHIBIT 10.3

EXECUTION VERSION

AMENDMENT NO. 6 TO CREDIT AGREEMENT AND AMENDMENT NO. 4 TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 6 TO CREDIT AGREEMENT AND AMENDMENT NO. 4 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) dated as of October 30, 2012 (the “Effective Date”), by and among CADIZ INC. and CADIZ REAL ESTATE LLC, as borrowers (the “Borrowers”), the lenders signatory hereto (the “Lenders”) and LC CAPITAL MASTER FUND, LTD., as administrative agent (“LC Capital” or, in such capacity, the “Agent”).

RECITALS

WHEREAS, the Borrowers entered into that certain Credit Agreement, dated as of June 26, 2006, by and among the Borrowers, the lenders party thereto and Peloton Partners LLP, as administrative agent (“Peloton Agent”), as amended pursuant to that certain Amendment No. 1 to Credit Agreement dated as of September 29, 2006, by and among the Borrowers, the lenders party thereto and Peloton Agent; as further amended pursuant to that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Registration Rights Agreement dated as of June 4, 2009 (the “Second Amendment”), by and among the Borrowers, the lenders party thereto and LC Capital, as administrative agent; as further amended pursuant to that certain Amendment No. 3 to Credit Agreement and Amendment No. 2 to Registration Rights Agreement dated as of October 19, 2010 (the “Third Amendment”), by and among the Borrowers, the lenders party thereto and LC Capital, as administrative agent; as further amended pursuant to that certain Amendment No. 4 to Credit Agreement dated as of July 25, 2011 (the “Fourth Amendment”), by and among the Borrowers, the lenders party thereto and LC Capital, as administrative agent; and as further amended pursuant to that certain Amendment No. 5 to Credit Agreement and Amendment No. 3 to Registration Rights Agreement dated as of August 8, 2012 (the “Fifth Amendment”), by and among the Borrowers, the lenders party thereto and LC Capital, as administrative agent (and as the same may be further amended and supplemented from time to time prior to the Effective Date, the “Credit Agreement”);

WHEREAS, Cadiz Inc. entered into that certain Registration Rights Agreement dated as of June 26, 2006, by and among Cadiz Inc. and Peloton Agent on behalf of each holder of registrable securities (as the same has been amended and supplemented from time to time prior to the Effective Date, the “Registration Rights Agreement”);

WHEREAS, the Borrowers, the Agent and the Lenders have agreed to amend the Credit Agreement and the Registration Rights Agreement on the terms and conditions set forth herein; and

WHEREAS, each of the defined terms used herein shall, if not otherwise defined in this Amendment, has the same meaning as set forth in the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valid consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereby agree as follows:

ARTICLE I
Amendments to Credit Agreement

1.01 The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

““Closing Date” June 26, 2006.”

““Commitment” the sum of the Tranche A Term Commitment, the Tranche B Term Commitment, the Tranche C-1 Term Commitment, the Tranche C-2 Term Commitment and the Tranche D Commitment.”

““Facility” each of (a) the Tranche A Term Commitments and the Tranche A Term Loans made thereunder (the “Tranche A Term Facility”), (b) the Tranche B Term Commitments and the Tranche B Term Loans made thereunder (the “Tranche B Term Facility”), (c) the Tranche C-1 Term Commitments and the Tranche C-1 Term Loans made thereunder (the “Tranche C-1 Term Facility”), and (d) the Tranche C-2 Term Commitments and the Tranche C-2 Term Loans made thereunder (the “Tranche C-2 Term Facility”) and (e) the Tranche D Term Commitments and the Tranche D Term Loans made thereunder (the “Tranche D Term Facility”).”

““Loan Documents” this Agreement, the Security Documents, the Registration Rights Agreement, the Sixth Amendment Closing Certificate, the Warrants and any amendment, waiver, supplement or other modification to any of the foregoing and any other certificate or document executed or delivered in connection with the foregoing.”

““Mortgage” each mortgage or deed of trust, including, without limitation, the New Mortgage (including any amendment thereto) made by any Loan Party in favor of, or for the benefit of, the Agent for the benefit of the Lenders, substantially in the form of EXHIBIT D (with such changes thereto as shall be advisable under the law of the jurisdiction in which such deed of trust is to be recorded).”

1.02 The following definitions are hereby added to Section 1.1 of the Credit Agreement in their proper alphabetical order:

““Sixth Amendment” that certain Amendment No. 6 to Credit Agreement and Amendment No. 4 to Registration Rights Agreement by and among the Borrowers, the Agent and the Lenders, and dated as of the Sixth Amendment Effective Date.”

““Sixth Amendment Closing Certificate” as defined in Section 4.1(d).”

““Sixth Amendment Consideration” those certain warrants (the “Warrants”) to purchase an aggregate of 250,000 shares of Cadiz’s common stock, substantially in the form of Attachment 1 hereto, which shall be allocable to the Lenders in proportion to their respective Tranche D Term Commitments.”

““Sixth Amendment Effective Date” October 30, 2012.”

““Tranche D Additional Capital Condition” the receipt by Borrower of at least $15,000,000 in debt or equity working capital financing from one or more Persons who are not acting in their capacity as lenders under this Credit Agreement as of the Sixth Amendment Effective Date.”

““Tranche D Mortgage Amendments” as defined in Section 4.1(e).”

““Tranche D Term Commitment” as to any Lender, the obligation of such Lender to make a Tranche D Term Loan to the Borrower in a principal amount, if any, equal to the amount set forth under the heading “Tranche D Term Commitment” opposite such Lender’s name on Schedule 1.1A-1.  The original aggregate amount of the Tranche D Term Commitment is $5,000,000.”

““Tranche D Term Loan” as defined in Section 2.1(d).”

1.03 Section 2.1(d) is hereby added to the Credit Agreement to read its entirety as follows:

2.1           Term Commitments; Outstanding Term Loans.  (d)  Subject to the terms and conditions hereof, each Lender severally agrees to make a Loan (a “Tranche D Term Loan”) to the Borrower on the Sixth Amendment Effective Date, upon the satisfaction or waiver of the applicable conditions set forth in Section 4.1, in an amount equal to the Tranche D Term Commitment of such Lender.  The Borrower shall not have any right to reborrow any portion of any Tranche D Term Loan that may be repaid or prepaid from time to time.

1.04 Section 2.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

2.2           Repayment of Loans.  The Accreted Loan Value of the Tranche A Term Loan, the Tranche B Term Loan, the Tranche C-1 Term Loan, the Tranche C-2 Term Loan and, subject to Section 2.10 below, the Tranche D Loan shall be due and payable on the Maturity Date to the Agent for the account of each Lender as set forth in the Register referenced in Section 9.6(a).

1.05 Section 2.3(d) of the Credit Agreement is hereby added to the Credit Agreement to read in its entirety as follows:

2.3           Optional Prepayments.  (d)  The Borrowers may prepay each of the Tranche D Term Loans in cash in an amount equal to the Accreted Loan Value of such Loans as of the day prior to the date of such prepayment.

1.06 Section 2.4 (c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

2.4           (c)  Interest on each of the Tranche B-1 Term Loans, the Tranche B-2 Term Loans, the Tranche C-1 Term Loans the Tranche C-2 Term Loans and the Tranche D Term Loans shall at all times accrete to the principal amount of the Tranche B-1 Term Loans, the Tranche B-2 Term Loans, the Tranche C-1 Term Loans the Tranche C-2 Term Loans and the Tranche D Term Loans, respectively.

1.07 Section 2.10 is hereby added to the Credit Agreement to read in its entirety as follows:

2.10           Mandatory Prepayments.  In the event that the Tranche D Additional Capital Condition is satisfied prior to the Maturity Date, then the Borrowers shall, within five (5) Business Days of the satisfaction of the Tranche D Additional Capital Condition, prepay the Tranche D Term Loans in cash, in an amount equal to the Accreted Loan Value of such Loans as of the day prior to the date of such prepayment.

1.08 Section 3.7 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“3.7           Ownership of Property; Liens.  Each Loan Party has title in fee simple to, or a valid leasehold interest in, all its real property (including without limitation the right to extract by any means and use, for domestic and agricultural purposes, for sale to third parties, and for any other purpose, water therefrom) other than the property currently owned by Harweal Investments Limited, the name of which has subsequently been changed to EVCO Limited, as nominee for Cadiz Land Company, Inc., which property is subject to no Liens other than Liens in favor of a Loan Party.  Each Loan Party has good title to, or a valid leasehold interest in, all its other property.  Each Loan Party represents that Octagon Partners, LLC, a California limited liability company (“Octagon”) and an affiliate of each Loan Party, has title in fee simple to all its real property (including without limitation the right to extract by any means and use, for domestic and agricultural purposes, for sale to third parties, and for any other purpose water therefrom).  None of such property referenced in this Section 3.7 is subject to any Lien except as permitted by Section 6.2 or such other minor defects in title that do not interfere with such Loan Party's ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.  The property subject to the Mortgage comprises all of the real property owned, leased or controlled by the Loan Parties and any of their Subsidiaries and all of the Material Leased Properties.”

1.09 Section 4.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“4.1           Conditions to Sixth Amendment Effective Date.  The occurrence of the Sixth Amendment Effective Date and the obligations of each Lender having a Tranche D Term Commitment to make its Tranche D Term Loan and otherwise complete the transactions contemplated by this Agreement are subject to the satisfaction, or waiver by each of the Lenders having a Tranche D Term Commitment, of each of the following conditions precedent:

(a)           Sixth Amendment.  The Agent shall have received the Sixth Amendment, executed and delivered by the Agent, Cadiz and CRE, each of the Lenders having Tranche D Term Commitment, and the Required Lenders.

(b)           Sixth Amendment Consideration.  Each of the Lenders having a Tranche D Term Commitment shall have received its respective portion of the Sixth Amendment Consideration determined in accordance with each Lender’s pro rata share of the Tranche D Term Commitments.  In respect thereto, each of the Lenders shall deliver to Borrower, on or before the Sixth Amendment Effective Date, a duly executed Purchaser’s Certificate substantially in the form attached to the Sixth Amendment as Attachment 2 with appropriate insertions and attachments and in substance reasonably satisfactory to Borrower.

(c)           Bring Down.  The representations and warranties contained in the Loan Documents shall be true and correct as if made on and as of the Sixth Amendment Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date) and no Default or Event of Default shall have occurred and, as of the Sixth Amendment Effective Date, be continuing.

(d)           Closing Certificate; Good Standing Certificates. The Agent shall have received (i) a certificate of each Loan Party, dated the Sixth Amendment Effective Date, substantially in the form attached to the Sixth Amendment as Attachment 3 (the “Sixth Amendment Closing Certificate”), with appropriate insertions and attachments and (ii) a good standing certificate from each Borrower from its jurisdiction of incorporation [and the State of California] dated not earlier than thirty (30) days prior to the Sixth Amendment Effective Date.

(e)           Mortgage Amendments.  Amendments to the Mortgages, in the form attached hereto as Attachment 4, and in scope and substance satisfactory to the Agent (the “Tranche D Mortgage Amendments”) shall have been executed and delivered by duly authorized officers of the Agent, the Borrowers and Chicago Title Company (the “Title Company”), as trustee.

1.10 Section 5.12 is hereby added to the Credit Agreement to read in its entirety as follows:

“5.12           Amended Mortgage and Title Policy.  No later than 30 days after the Sixth Amendment Effective Date (a) the Tranche D Mortgage Amendments shall have been duly recorded in the offices specified on Schedule 3.16(b), (b) the Agent shall have received evidence, in form, scope and substance satisfactory to the Agent of such recordation and (c) the Agent shall have received the irrevocable and unconditional commitment of the Title Company to issue to the Agent, on behalf of the Lenders, in form, scope and substance satisfactory to the Agent, effective as of the date and time the Tranche D Mortgage Amendments are recorded, endorsements to each Lender’s Policy which shall (i) redate each policy and all endorsements to the date of recording of the Tranche D Mortgage Amendments, (ii) increase the aggregate amount of the policies to $64,597,491.45 plus accumulated interest (to be allocated among the policies in such manner as deemed appropriate by Agent), (iii) reflect continued priority of the Mortgages, (iv) contain any endorsements as to other matters as Agent reasonably deems necessary or advisable, which endorsements shall each be in form, scope and substance satisfactory to Agent, (v) be subject to no monetary liens (other than non-delinquent real property taxes) and only such non-monetary title exceptions as reasonably approved by the Agent.  Notwithstanding the foregoing, Agent shall approve of any title exception (x) that was set forth in the Lender’s Policies previously approved by the Agent or (y) that Agent in its reasonable discretion determines would not have a material adverse affect on the value of the Collateral, either now or in the future.  In conjunction with the foregoing condition, as soon as reasonably possible after the Effective Date, Borrowers shall cause the Title Company to provide to the Agent a supplemental title report reflecting any new exceptions to title not appearing in the existing Lender’s Policy relating to each Mortgage.  Any premiums, expenses or fees charged by the Title Company in connection with issuing the foregoing policies and/or endorsements shall be the responsibility of the Borrowers.

1.11 Section 7(c)(i) of the Credit Agreement is hereby amended by adding, after “Section 5.11” and in lieu of the word “or”, the words “, Section 5.12 or”.

1.12 Section 7 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof: “Nothing in this Agreement or any of the Loan Documents shall impair any Lender’s right to enforce its claims for amounts owed to such Lender hereunder and under the Loan Documents following the Maturity Date until payment in full of the Obligations and, subject to the provisions of this Section 7 and Section 9.1, to pursue any enforcement action or remedies at law or equity with respect to such amounts owed to such Lender as it shall determine in its sole discretion.”

1.13 Schedule 1.1A is hereby amended and restated in its entirety by Schedule 1.1A attached hereto as Attachment 5.

1.14 Schedule 1.1C is hereby amended and restated in its entirety by Schedule 1.1C attached hereto as Attachment 6.

ARTICLE II
Amendments to Registration Rights Agreement

2.01           The first sentence of the definition of “Registrable Securities” in Section 1 of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

““Registrable Securities” means any and all of (i) the shares of Common Stock of the Company received by Holders upon conversion of the Loans and (ii) the shares of Common Stock of the Company (including any shares of Common Stock of the Company underlying any convertible or exchangeable securities) received by Holders as Extension Consideration upon the exercise by the Borrowers of the Extension Right, as such terms are defined in the Credit Agreement, as amended, and (iii) the shares of Common Stock of the Company underlying the Warrants (as such term is defined in the Credit Agreement) received by Holders as Sixth Amendment Consideration (as such term is defined in the Credit Agreement) upon the Sixth Amendment Effective Date, and (iv) any securities issuable or issued or distributed in respect of any of the securities identified in clauses (i) and (ii) and (iii) by way of stock dividend or stock split or in connection with a combinations of shares, recapitalization, reorganization, merger, consolidation or otherwise.”

2.02           The following definitions are hereby added to Section 1 of the Registration Rights Agreement in their proper alphabetical order:

““Sixth Amendment” means that certain Amendment No. 6 to Credit Agreement and Amendment No. 4 to Registration Rights Agreement, by and among the Borrowers, the Agent and the Lenders, and dated as of Sixth Amendment Effective Date.”

““Sixth Amendment Effective Date” means October 30, 2012.”

2.03           Section 2(a) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

“(a)           Any Holder may, subject to the terms hereof, request the Company in writing (each such request, a “Demand”) to effect a registration with the SEC under and in accordance with the provisions of the Securities Act of all or part of the Registrable Securities Beneficially Owned by such Holder (a “Demand Registration”).  The Demand shall specify the aggregate number of shares of Registrable Securities requested to be so registered on behalf of such Holder.  For purposes of this Agreement, Holders shall be deemed to have made a Demand, effective as of the Sixth Amendment Effective Date, with respect to all of the Registrable Securities (the “Closing Demand”); provided, however, that, notwithstanding Section 2(b) of this Agreement, with respect to the shares of Common Stock of the Company underlying the Warrants received by Holders as Sixth Amendment Consideration the Company will use best efforts to file a registration statement on Form S-3 with respect thereto not later than 30 days following the first to occur of (i) satisfaction of the Tranche D Additional Capital Condition (as defined in the Credit Agreement) or (ii) the filing by the Company of its Annual Report on Form 10-K for the fiscal year ending December 31, 2012.  Any request received by the Company from a Holder as provided in this Section 2(a) shall be deemed to be a “Demand” for purposes of this Agreement, unless the Company, in accordance with the terms of this Agreement, shall have notified such Holder in writing, prior to its receipt of such request from such Holder, of its intention to register securities with the SEC, in which case the request from such Holder shall be governed by Section 3 hereof, not this Section 2.  All Demands to be made by a Holder pursuant to this Section 2(a) and any notifications by the Company pursuant to the preceding sentence must be based upon a good faith intent of such Holder or the Company, as the case may be, to effect the sale of securities pursuant to such registrations as promptly as practicable after the date of the Demand or notification, as the case may be, in accordance with the terms of this Agreement.”

2.04           Section 2(c)(v) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

“(v)           if the Company shall have, on or after the Sixth Amendment Effective Date, previously effected four (4) Demand Registrations pursuant to the terms of this Agreement;”

ARTICLE III

Conditions Precedent

This Amendment shall become effective as of the Effective Date upon satisfaction of the conditions set forth in Section 1.09 of this Amendment.

ARTICLE IV
Effect of Amendment

Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby.
ARTICLE V
Waiver

The undersigned Lenders that were parties to the Credit Agreement immediately prior to the Sixth Amendment Effective Date hereby waive any breach of or default under Section 6.7 of the Credit Agreement that may result from consummation of the transactions contemplated by this Sixth Amendment with any Lender that is an Affiliate of the Borrowers.

ARTICLE VI
Counterparts

This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Agent.

ARTICLE VII
Severability

Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

ARTICLE VIII
Governing Law

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to Credit Agreement and Amendment No. 4 to Registration Rights Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

BORROWERS

CADIZ INC., as a Borrower

By:           /s/ Keith Brackpool
Name:  Keith Brackpool
Title:           Chief Executive Officer

CADIZ REAL ESTATE LLC, as a Borrower

By:           /s/ Timothy J. Shaheen
Name:  Timothy J. Shaheen
Title:           Chief Executive Officer

(signature page to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

LENDERS

MILFAM II L.P., as a Lender

By:  Milfam LLC, as general partner

By:           /s/ Lloyd Miller, III
Name:           Lloyd Miller, III
Title:           Managing Member

(signature page to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

LENDER

WATER ASSET MANAGEMENT-MANAGED ACCOUNT #1, LLC,
as a Lender

By:           /s/ Marc Robert
Name:           Marc Robert
Title:           Chief Operating Officer

(signature page to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

LENDER

LC CAPITAL MASTER FUND, LTD.

a Cayman Islands company,

as a Lender

By:           /s/ Richard F. Conway
Name:           Richard F. Conway
Title:           Director

AGENT

LC CAPITAL MASTER FUND, LTD.

a Cayman Islands company,

as the Agent

By:           /s/ Richard F. Conway
Name:           Richard F. Conway
Title:           Director

(signature page to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

Attachment 1

Form of Tranche D Warrant

(Attachment 1 to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

THE WARRANTS AND WARRANT SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE WARRANTS AND THE WARRANT SHARES MAY NOT BE EXERCISED OR TRANSFERRED UNLESS THERE IS A REGISTRATION STATEMENT IN EFFECT COVERING THE WARRANTS AND WARRANT SHARES OR THERE IS AVAILABLE AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AS AMENDED.

Void after 5:00 p.m. New York Time, on October __, 2014.
Warrant to Purchase ___________ Shares of Common Stock.

WARRANT TO PURCHASE COMMON STOCK
OF
CADIZ INC.

This is to Certify that, FOR VALUE RECEIVED, XXXXX (name of party), or assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Cadiz Inc., a Delaware corporation ("Company"), ________________ thousand (____,___) shares of Common Stock, $0.01 par value, of the Company ("Common Stock") at a price of Ten Dollars ($10.00) per share, at any time following the date set forth on the signature page hereof (the "Initial Exercise Date") to  5:00 p.m., New York Time, on October __, 2014 (the “Expiration Date”).  The shares of Common Stock (or other stock or securities) deliverable upon such exercise are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of each share of Common Stock (as such price may be adjusted from time to time as provided herein) is hereinafter sometimes referred to as the "Exercise Price".

(a)           EXERCISE OF WARRANT.  This Warrant may be exercised in whole or in part at any time or from time to time on or after the Initial Exercise Date and until the Expiration Date, or if either such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form.  If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.  The Company shall pay all expenses, transfer taxes and other charges payable in connection with the preparation, issue and delivery of stock certificates under this Section (a), except that, in case such stock certificates shall be registered in a name or names other than the name of the holder of this Warrant, all stock transfer taxes which shall be payable upon the issuance of such stock certificate or certificates shall be paid by the Holder at the time of delivering the Purchase Form.

         Cashless Exercise.  The Holder shall have the right to convert this Warrant following the Initial Exercise Date and prior to the Expiration Date by way of cashless exercise, for the number of Warrant Shares specified in the Purchase Form, as calculated in accordance with the following:  Upon exercise of this cashless exercise right, the Holder shall be entitled to receive that number of Warrant Shares equal to the quotient obtained by dividing {(A-B)(X)} by {A}, where:

A	=
the closing price or last reported sale (the “Closing Price”) of the Common Stock on the stock exchange or quotation system on which the Common Stock is then traded or quoted on the date of conversion of this Warrant.

B	=	the Exercise Price under this Warrant.

X	=	the number of Warrant Shares specified in the Purchase Form.

 No Warrant Shares shall be issued or issuable upon cashless exercise of this Warrant at any time when B is equal to or greater than A.

(b)           RESERVATION OF SHARES.  The Company hereby agrees that at all times following the Initial Exercise Date there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock (or other stock or securities deliverable upon exercise of this Warrant) as shall be required for issuance and delivery upon exercise of this Warrant.  All shares of Common Stock issuable upon the exercise of this Warrant shall be duly authorized, validly issued, fully paid and nonassessable and free and clear of all liens and other encumbrances.

(c)           FRACTIONAL SHARES.  No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant.  With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market price (as defined in Section (f)(5) below) of the Common Stock

(d)           EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.  This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.  This Warrant is transferable and may be assigned or hypothecated, in whole or in part, at any time and from time to time from the date hereof.  Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant registered in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled.  This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.  The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of reasonably satisfactory indemnification and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.  Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

(e)           RIGHTS OF THE HOLDER.  The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.  Furthermore, the Holder by acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant.  In addition, the holder of this Warrant, by accepting the same, agrees that the Company and the transfer agent may deem and treat the person in whose name this Warrant is registered as the absolute, true and lawful owner for all purposes whatsoever, and neither the Company nor the transfer agent shall be affected by any notice to the contrary.

(f)           ANTI-DILUTION PROVISIONS.  The Exercise Price and the number and kind of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as hereinafter provided.  The Exercise Price in effect at any time and the Warrant Shares shall be subject to adjustment as follows:

(1)
In case the Company shall (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding Common Stock in shares of Common Stock into a greater number of shares,  or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, then the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that such Exercise Price shall equal the price determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date by a fraction, the numerator of which is the number of shares of Common Stock outstanding on such record date or effective date, and the denominator of which is the number of shares of Common Stock outstanding immediately after such dividend, distribution, subdivision, combination or reclassification.  For example, if the Company declares a 2 for 1 stock dividend or stock split and the Exercise Price immediately prior to such event was $8.00 per share, the adjusted Exercise Price immediately after such event would be $4.00 per share.

Such adjustment shall be made successively whenever any event listed in this Subsection (1) shall occur.

(2)           In case the Company shall hereafter issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (or having a conversion price per share) less than the Exercise Price on the record date mentioned below, then the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the record date mentioned below by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible).  Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

(3)           In case the Company shall hereafter declare any dividend outside the ordinary course of business ("extraordinary dividend") to all holders of its Common Stock (excluding those referred to in Subsections (1) or (2) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock (as defined in Subsection (5) below), less the aggregate fair market value (as determined in good faith by the Company's Board of Directors (the “Board of Directors”)) of said extraordinary dividend, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock.

Such adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

(4)           Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsections (1), (2) or (3) above, the number of Warrant Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price, as adjusted.

(5)           For the purpose of any computation under Subsections (2) or (3) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for 30 consecutive business days before such date.  The closing price for each day shall be the last sale price regular way or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on such exchange, the average of the last reported bid and asked prices as reported by Nasdaq, or other similar organization if Nasdaq is no longer reporting such information, of if not so available, the fair market price as determined in good faith by the Board of Directors and reasonably acceptable to the Holder.

(6)           No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this Subsection (6) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder.  All calculations under this Section (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.  Anything in this Section (f) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to reduce the Exercise Price, in addition to those changes required by this Section (f), as it, in its sole discretion, shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of Common Stock, issuance of warrants to purchase Common Stock or distribution or evidences of indebtedness or other assets (excluding cash dividends) referred to hereinabove in this Section (f) hereafter made by the Company to the holders of its Common Stock shall not result in any tax to such holders of its Common Stock or securities convertible into Common Stock.

(7)           In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (1) to (6), inclusive, above. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by Section (f), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment absent manifest error or negligence.

(8)           Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

(g)           OFFICER'S CERTIFICATE.  Whenever the Exercise Price or number of Warrant Shares shall be adjusted as required by the provisions of the foregoing Section (f), the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price or number of Warrant Shares determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment.  Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Sections (a) and (d) and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

(h)           NOTICES TO WARRANT HOLDERS.  So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of or class of its capital stock or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another entity, sale, lease, or transfer of all or substantially all of the property and assets of the Company to another entity, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen days prior the record date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or offer of rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, transfer, sale dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall be entitled to receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, lease, transfer, sale, dissolution, liquidation or winding up.

(i)           RECLASSIFICATION, REORGANIZATION OR MERGER.  In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another entity (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease, or conveyance to another entity of all or substantially all of the property and assets of the Company, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale, lease or conveyance.  Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant.  The Company shall not effect any such reorganization, consolidation, merger, sale or conveyance (i) unless prior to or simultaneously with the consummation thereof the survivor or successor corporation (if other than the Company) resulting from such reorganization, consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and sent to each holder of this Warrant, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive, and containing the express assumption by such successor corporation of the due and punctual performance and observance of every provision herein to be performed and observed by the Company and of all liabilities and obligations of the Company hereunder, and (ii) in which the Company, as opposed to another party to the reorganization, consolidation, merger, sale or conveyance, shall be required under any circumstances to make a cash payment at any time to the holders of this Warrant.  The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations, and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases or conveyances.  In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale, lease or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution, or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (f) hereof.

CADIZ INC.

By:       ___________________________
Timothy Shaheen
Chief Financial Officer

Dated:  October __, 2012

(Attachment 1 to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

PURCHASE FORM

Dated: _________________

[CHECK AND COMPLETE AS APPLICABLE]

____/                      Cash Exercise.  The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _______________ shares of Common Stock and hereby makes payment of _________________________ in payment of the actual exercise price thereof.

____/                      Cashless Exercise.  The undersigned hereby irrevocably elects to convert the within Warrant into _______________ shares of Common Stock (with such number as determined pursuant to Section (a) of such Warrant), which conversion shall be effected pursuant to the terms of the within Warrant.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name (Please typewrite or print in block letters):

Address:

Signature ______________________________________

(Attachment 1 to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

ASSIGNMENT FORM

FOR VALUE RECEIVED, ______________________ hereby sells, assigns and transfers unto

Name (Please typewrite or print in block letters):

Address:

the right to purchase Common Stock represented by this Warrant to the extent of ________________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint __________________, as its attorney-in-fact, to transfer the same on the books of the Company with full power of substitution in the premises.

Date _____________________

Signature _____________________________

(Attachment 1 to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

Attachment 2

Form of Purchaser’s Certificate

(Attachment 2 to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

PURCHASER'S CERTIFICATE

CADIZ INC. 550 South Hope Street, Suite 2850 Los Angeles, CA 90071	PERSONAL AND CONFIDENTIAL

The undersigned is a Lender as defined in that certain Amendment No. 6 to Credit Agreement and Amendment No. 4 to Registration Rights Agreement (collectively, the “Amendment”) among Cadiz Inc. (the “Company”) and Cadiz Real Estate LLC (“CRE”), the Lenders signatory thereto, and LC Capital Master Fund, Ltd., as administrative agent.  This Purchaser's Certificate, together with all documents and agreements relating to the Amendment, the Credit Agreement, as amended by the Amendment, the Registration Rights Agreement, as amended by the Amendment and the transactions contemplated thereby are hereafter collectively referred to as the “Transaction Documents”.  The undersigned acknowledges that in consideration of the funding by the undersigned of the undersigned’s portion of the Tranche D Term Loan contemplated by the Amendment, the undersigned shall receive warrants to purchase shares of the Common Stock of the Company, in accordance with the terms of the Amendment and Warrant being issued to the undersigned concurrently therewith (the “Warrant Shares”).  The Tranche D Term Loan, the Warrant and the Warrant Shares shall hereinafter be referred to collectively as the “Securities”.  Terms used herein without definition shall have the meanings ascribed to them in the Amendment.

The undersigned shall have such registration rights with respect to the Warrant Shares as are set forth in the Registration Rights Agreement (as defined in the Amendment), as amended by the Amendment and except as provided therein, the undersigned understands it is contemplated that the Securities will not be registered under the Securities Act of 1933, as amended (the "Act"), or the state blue sky laws.  The undersigned also understands that in order to assure that the offering (the “Offering”) of the Securities will be exempt from registration under the Act and various state securities laws, each prospective offeree must have such knowledge and experience in financial and business matters in order that he or she is able to evaluate the risks and merits of an investment in the Securities.

The undersigned understands that the information supplied in this Purchaser's Certificate will be disclosed to no one other than the officers and directors and employees of the Company and/or to counsel, accountants, advisors, or agents for the Company without the undersigned’s consent, except as necessary for the Company to use such information to support the exemption from registration under the Act to be claimed for this transaction, and except as necessary to be provided to federal, state and local governmental and other regulatory agencies, including the Securities and Exchange Commission (the “SEC”) or as otherwise may be required by law or legal process.

For purposes of this Certificate, the undersigned represents and warrants that:

1 The undersigned is either experienced in or knowledgeable with regard to the business of the Company, or is capable, by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Securities, and is able to bear the economic risk of the investment and can otherwise be reasonably assumed to have the capacity to protect the undersigned’s own interests in connection with the investment in the Securities.

2 The undersigned is an “accredited investor”, as that term is defined in Rule 501(a) promulgated under the Act.

3 In evaluating the merits and risks of an investment in the Securities, the undersigned has not relied upon the Company or the Company’s attorneys or advisers for legal or tax advice, and has, if desired, in all cases sought the advice of the undersigned’s own personal legal counsel and tax advisers.

4 The acquisition of the Securities by the undersigned is solely for the undersigned’s own account, for investment, and not with a view to, or to offer or sell for an issuer in connection with, the distribution of the Securities, or to participate or have a direct or indirect participation in any such undertaking, or to participate or have a participation in the direct or indirect underwriting of any such undertaking in violation of the Act.  The undersigned has no contract, arrangement or understanding with the Company or any other person to participate in the distribution of the Securities.

5 The offer to sell the Securities was directly communicated to the undersigned, and the undersigned was able to ask questions of and receive answers concerning the terms of this transaction.  At no time was the undersigned presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

6 The undersigned has heretofore received and reviewed the Company’s press releases, public filings with the SEC, and exhibits attached thereto (the “Disclosure Documents”).  In addition to the foregoing, the undersigned has had the opportunity to speak directly with officers of the Company concerning the Company’s business plan and operations.  The undersigned agrees to keep confidential any material non-public information received by the undersigned as a consequence of the foregoing.

7 The undersigned represents and warrants that it never has been represented, guaranteed, or warranted to the undersigned by any officer or director of the Company, their agents or employees or any other person in connection with the Company, expressly or by implication, any of the following:

(a) the approximate or exact length of time that the undersigned will be required to remain as the owner of the Securities;

(b) the exact amount of profit and/or amount or type of consideration, profits or losses (including tax benefits) to be realized, if any, by the Company; or

(c) that the past performance or experience of the officers and directors of the Company, or any other person connected with the Company can predict the results of the ownership of the Securities or the overall success of the Company.

8 The undersigned represents and warrants that the undersigned has been advised that:

(a) the issuance of the Securities that the undersigned is acquiring has not been registered under the Act, and the Securities must be held indefinitely unless a transfer of the Securities is subsequently registered under the Act or an exemption from such registration is available;

(b) the Securities that the undersigned is acquiring are “restricted securities” as that term is defined in Rule 144 promulgated under the Act; and

(c) any and all certificates representing the Securities shall bear an investment legend restricting the transfer of such Securities.

9 The undersigned understands the following:

(a) there are a number of risks relating to an investment in the Company as set forth herein, as further described in the Disclosure Documents and in the undersigned’s direct communications with the Company;

(b) the undersigned may lose the undersigned’s entire investment in the Securities and the Company;

(c) no federal or state agency, or any other regulatory body, has passed upon the Securities, or an investment therein, or made any finding or determination as to the fairness of the Offering; and

10 The undersigned has relied solely upon this Purchaser's Certificate, the Disclosure Documents and independent investigations made by the undersigned or the undersigned’s representatives with respect to the undersigned’s investment in the Securities, and no oral or written representations inconsistent with the contents of the Disclosure Documents have been made to the undersigned by the Company or any of its representatives.

11 The Company has made no representations to the undersigned regarding the undersigned’s reporting requirements with the SEC related to the undersigned’s ownership in the Company, and the undersigned acknowledges and agrees that it is the responsibility of the undersigned to ensure that it complies with any disclosure and reporting requirements of the SEC.

12 The undersigned, if not an individual, is empowered and duly authorized to enter into this Purchaser's Certificate under any applicable partnership agreement, trust instrument, pension plan, charter, articles or certificate of incorporation, bylaws or any other like governing document.  The person signing this Purchaser's Certificate on behalf of the undersigned is empowered and duly authorized to do so by the applicable governing document, board of directors or stockholder resolution, or the like.

(Attachment 2 to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

PURCHASER'S CERTIFICATE SIGNATURE PAGE

Executed this ___ day of October, 2012, at _____________, City of ______________, ___________________________ (State or Country).

___________________________________ By: ________________________________ Name: Title:

ACKNOWLEDGED AND AGREED TO:

CADIZ INC., a Delaware corporation

By:  ____________________________                                                                           Date:  October ____, 2012

Name:
Title:

(Attachment 2 to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

Attachment 3

Form of Sixth Amendment Closing Certificate

(Attachment 3 to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

CADIZ INC.

CADIZ REAL ESTATE LLC

SIXTH AMENDMENT CLOSING CERTIFICATE

October  , 2012

Each of the undersigned, Keith Brackpool, Chief Executive Officer of Cadiz Inc., a Delaware corporation (the “Company”), on behalf of and solely in his capacity as an officer of the Company and Timothy J. Shaheen, Chief Executive Officer of Cadiz Real Estate LLC, a Delaware limited liability company (the “LLC”), on behalf of and solely in his capacity as an officer of the LLC, does hereby certify as of the date hereof as follows:

1. This Sixth Amendment Closing Certificate (this “Certificate”) is being delivered pursuant to Section 1.09 of that certain Amendment No. 6 to Credit Agreement and Amendment No. 4 to Registration Rights Agreement dated as of the date hereof (the “Sixth Amendment;” capitalized terms used herein without definition and defined therein shall have the meanings set forth therein) among the Company and the LLC, as borrowers, the lenders party thereto and LC Capital Master Fund, Ltd., as administrative agent, which amends among other things that certain Credit Agreement, dated as of June 26, 2006, by and among the Borrowers, the lenders party thereto and Peloton Partners LLP, as administrative agent (“Peloton Agent”), as amended pursuant to that certain Amendment No. 1 to Credit Agreement dated as of September 29, 2006, by and among the Borrowers, the lenders party thereto and Peloton Agent; as further amended pursuant to that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Registration Rights Agreement dated as of June 4, 2009 (the “Second Amendment”), by and among the Borrowers, the lenders party thereto and LC Capital, as administrative agent; as further amended pursuant to that certain Amendment No. 3 to Credit Agreement and Amendment No. 2 to Registration Rights Agreement dated as of October 19, 2010 (the “Third Amendment”), by and among the Borrowers, the lenders party thereto and LC Capital, as administrative agent; as further amended pursuant to that certain Amendment No. 4 to Credit Agreement dated as of July 25, 2011 (the “Fourth Amendment”), by and among the Borrowers, the lenders party thereto and LC Capital, as administrative agent; and as further amended pursuant to that certain Amendment No. 5 to Credit Agreement and Amendment No. 3 to Registration Rights Agreement dated as of August 8, 2012 (the “Fifth Amendment”), by and among the Borrowers, the lenders party thereto and LC Capital, as administrative agent (and as the same may be further amended and supplemented from time to time including by the Sixth Amendment, the “Credit Agreement”);

2. Attached hereto as Exhibit 1 is a true, correct and complete copy of the resolutions of the board of directors of the Company relating to the approval of the Sixth Amendment and the other Loan Documents and any other documents required thereunder or contemplated thereby that are required to be executed, delivered and performed by the Company pursuant thereto, which approval is in full force and effect and has not been altered, amended or rescinded in any way.

3. Attached hereto as Exhibit 2 is a true, correct and complete copy of the resolutions of the board of managers of the LLC relating the approval of the Sixth Amendment and the other Loan Documents and any other documents required thereunder or contemplated thereby that are required to be executed, delivered and performed by the LLC pursuant thereto, which approval is in full force and effect and has not been altered, amended or rescinded in any way.

4. The person named below has been duly elected (or appointed) and qualified and is an acting officer of the Company as of the date hereof, holding the office set forth opposite his name, and the signature set forth below opposite his name being the genuine signature of such officer and he is authorized to execute and deliver this Certificate and all other documents required of the Company in connection with the execution, delivery and performance of the Sixth Amendment and the other Loan Documents and any other documents required thereunder or contemplated thereby.

Name	Title	Signature
Keith Brackpool	Chief Executive Officer
Timothy J. Shaheen	Chief Financial Officer

5. The person named below has been duly elected (or appointed) and qualified and is an acting officer of the LLC as of the date hereof, holding the office set forth opposite his name, and the signature set forth below opposite his name being the genuine signature of such officer and he is authorized to execute and deliver this Certificate and all other documents required of the LLC in connection with the execution, delivery and performance of the Sixth Amendment and the other Loan Documents and any other documents required thereunder or contemplated thereby.

Name	Title	Signature
Timothy J. Shaheen	Chief Executive Officer

6. The person named below has been duly elected (or appointed) and qualified and is an acting officer of Octagon Partners, LLC (“Octagon”) as of the date hereof, holding the office set forth opposite his name, and the signature set forth below opposite his name being the genuine signature of such officer and he is authorized to execute and deliver this Certificate and all other documents required of the Octagon in connection with the execution, delivery and performance of the Tranche D Mortgage Amendments and any other documents required thereunder or contemplated thereby.

Name	Title	Signature
Timothy J. Shaheen	Manager

7. The representations and warranties of the Company and the LLC under the Loan Documents are true and correct as if made on the date hereof (or, if such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty is true and correct as of such specific date) and (b) no Default or Event of Default has occurred and is, as of the date hereof, continuing under the Loan Documents.

[Remainder of page intentionally left blank]

(Attachment 3 to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

IN WITNESS WHEREOF, the undersigned has executed this Sixth Amendment Closing Certificate and caused this Certificate to be delivered as of the __ day of October, 2012.

By:  ________________________

Name:           Keith Brackpool

Title:           Chief Executive Officer, Cadiz Inc.

By:  ________________________

Name:           Timothy J. Shaheen

Title:           Chief Financial Officer and Secretary,Cadiz Real Estate LLC

I, Timothy J. Shaheen, the Chief Financial Officer and Secretary of the Company, do hereby certify on behalf of the Company and solely in my capacities as Chief Financial Officer and Secretary that Keith Brackpool is the duly elected, qualified and acting Chief Executive Officer of the Company, that the signature set forth above is his genuine signature and that he is authorized to execute and deliver this Certificate and all other documents required of the Company in connection with the execution, delivery and performance of the Sixth Amendment and the Loan Documents and any other documents required thereunder or contemplated thereby.

By:  ________________________

Name:           Timothy J. Shaheen

Title:           Chief Financial Officer and Secretary,Cadiz Inc.

I, Keith Brackpool, the Chief Executive Officer of the Company, the holder of all of the outstanding membership interests of the LLC and of Octagon, do hereby certify on behalf of the Company, the LLC and Octagon and solely in my capacity as Chief Executive Officer of the Company that Timothy J. Shaheen is the duly elected, qualified and acting Chief Financial Officer of the Company, Chief Executive Officer of the LLC and Manager of Octagon, that the signature set forth above is his genuine signature and that he is authorized to execute and deliver this Certificate and all other documents required of the Company, the LLC and Octagon in connection with the execution, delivery and performance of the Sixth Amendment and the Loan Documents and any other documents required thereunder or contemplated thereby.

By:  ________________________

Name:  Keith Brackpool

Title:           Chief Executive Officer, Cadiz Inc.

(Attachment 3 to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

EXHIBIT 1

Company Resolutions

(Attachment 3 to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

EXHIBIT 2

LLC Resolutions

(Attachment 3 to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

Attachment 4

Form of Tranche D Mortgage Amendments

(Attachment 4 to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

This Amendment was prepared

by and when recorded should

be mailed to:

Jubin Meraj, Esq.

Manatt, Phelps & Phillips, LLP

11355 W. Olympic Blvd.

Los Angeles, California 90064

Space above this line for recorder’s use

[______] AMENDMENT OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING

KNOW ALL PERSONS BY THESE PRESENTS:

THIS SECOND AMENDMENT OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING (this “Amendment”) is made as of the ___ day of October, 2012 by and among CADIZ INC., a Delaware corporation with an address of 550 South Hope Street, Suite 2850, Los Angeles, California 90071 (“Cadiz”) and CADIZ REAL ESTATE LLC, a Delaware limited liability company with an address of 550 South Hope Street, Suite 2850, Los Angeles, California 90071 (“CRE”, together with Cadiz, collectively the “Trustor”), in favor of Chicago Title Company, having an office at 560 East Hospitality Lane, San Bernardino, California 92408, as trustee (the “Trustee”) for the benefit of LC CAPITAL MASTER FUND, LTD., a company organized under the laws of the Cayman Islands, with an address of c/o Lampe, Conway & Co.  LLC, 680 Fifth Avenue, 12th Floor, New York, New York 10019, as administrative agent for the benefit of the Lenders (as defined below) (the “Beneficiary”).

WITNESSETH

WHEREAS, reference is made to that certain Credit Agreement dated as of June 26, 2006, among Trustor as borrower, the lenders party thereto and Peloton Partners LLP as administrative agent (“Peloton Agent”); as amended pursuant to that certain Amendment No. 1 to Credit Agreement dated as of September 29, 2006 by and among Trustor, the lenders party thereto and Peloton Agent; as further amended by that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Registration Rights Agreement dated as of June 4, 2009 by and among Borrower, the lenders party thereto and Beneficiary, as administrative agent; as further amended by that certain Amendment No. 3 to Credit Agreement and Amendment No. 2 to Registration Rights Agreement dated as of October 19, 2010, by and among the Borrowers, the lenders party thereto and Beneficiary, as administrative agent; as further amended by that certain Amendment No. 4 to Credit Agreement dated as of July 25, 2011, by and among the Borrowers, the lenders party thereto and Beneficiary, as administrative agent; and as further amended by that certain Amendment No. 5 to Credit Agreement and Amendment No. 3 to Registration Rights Agreement dated as of August 8, 2012, by and among the Borrowers, the lenders party thereto and Beneficiary, as administrative agent (and as the same may be further amended and supplemented from time to time prior to the Effective Date of Amendment No. 6 to Credit Agreement, as defined below, the “Credit Agreement”);

WHEREAS, as security for the promises, terms, conditions, agreements and obligations imposed on the Trustor under the Credit Agreement and the other Loan Documents, the Trustor executed and delivered to the Trustee, for the benefit of Peloton Agent, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of [____________] and recorded on [__________] as Document Number [______________] in the Official Records in the County of San Bernardino of the State of California (the “Official Records”), as amended by that certain First Amendment of Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing dated [____________] and recorded on [____________] as Document Number [____________ in the Official Records (collectively, the “Existing Deed of Trust”), which covers the real property more particularly described therein;

WHEREAS, the Existing Deed of Trust was assigned from Peleton Agent, as administrative agent, to Beneficiary, as administrative agent, by that certain Assignment of Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated [____________] and recorded on [____________] as Document Number [____________in the Official Records in the County of San Bernardino of the State of California (the “Assignment  of Deed of Trust”);

WHEREAS, concurrent herewith, the Trustor and Beneficiary have entered into that certain Amendment No. 6 to Credit Agreement and Amendment No. 4 to Registration Rights Agreement (“Amendment No. 6 to Credit Agreement”);

WHEREAS, the Trustor and the Beneficiary desire that the Existing Deed of Trust continue to secure the promises, terms, conditions, agreements and obligations imposed on the Trustor under the Credit Agreement, as amended by the Amendment No. 6 to Credit Agreement, and the other Loan Documents; and

WHEREAS, the Trustor and the Beneficiary desire to amend, extend and modify the Existing Deed of Trust, and the liens created thereby, as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the Existing Deed of Trust shall be hereby amended and modified as follows:

Section 1. Defined Terms.  Each capitalized term used herein and not otherwise defined herein shall have the meaning assigned thereto in the Existing Deed of Trust, as amended by this Amendment, or if not defined therein, in the Credit Agreement, as amended by Amendment No. 6 to Credit Agreement.  Each reference in the Existing Deed of Trust to “this Deed of Trust” shall be deemed to be a reference to the Existing Deed of Trust, as amended by this Amendment.

Section 2. Modification.  The Existing Deed of Trust is hereby amended as follows:

(a) All references to the “Credit Agreement” shall mean the Credit Agreement, as amended by the Amendment No. 6 to Credit Agreement, and as further amended, modified or restated from time to time;

(b) The reference in Article I, Section B.1.1(i) thereof to “payment of indebtedness in the total principal amount of up to $55,785,487.16, with interest thereon, pursuant to the terms of the Credit Agreement executed by Trustor and payable to Beneficiary, and any and all modifications, extensions, renewals and replacements thereof are by this reference hereby made a part hereof” is hereby deleted and the following is hereby substituted therefor: “payment to the Beneficiary of indebtedness in the total principal amount of up to $64,597,491.45, with interest accrued or accruing thereon at the rate and in the manner set forth in the Credit Agreement and any and all modifications, extensions, renewals and replacements thereof are by this reference hereby made a part hereof”.

it being the intent of this Amendment that the obligations of the Trustor under the Credit Agreement, as amended by Amendment No. 6 to Credit Agreement, shall be secured under the Existing Deed of Trust as amended by this Amendment as fully as if such obligations had been incurred under the Credit Agreement as in effect at the date of recordation of the Existing Deed of Trust.

(c) The party designated in Article 5, Section 5.5 as receiving a copy of notices sent to the Beneficiary is hereby deleted and the following is hereby substituted therefor:

with a copy to:	Manatt, Phelps & Phillips, LLP

11355 W. Olympic Blvd.

Los Angeles, CA 90064

Attention: Timi A. Hallem

Telephone No.: 310-312-4217

Telecopy No.: 310-312-4224

Section 3. Confirmation and Restatement.  The Trustor, in order to continue to secure the payment of the Obligations, hereby confirms and restates (a) the conveyance pursuant to the Existing Deed of Trust to the Trustee for the benefit of the Beneficiary of the Trust Estate and (b) the grant pursuant to the Existing Deed of Trust of a security interest in the Collateral and any other personal property comprising the Trust Estate.  Nothing contained in this Amendment shall be construed as (a) a novation of the Obligations or (b) a release or waiver of all or any portion of the conveyance to the Trustee for the benefit of the Beneficiary of the Trust Estate or of the grant to the Beneficiary of a security interest in the Collateral and any other personal property comprising the Trust Estate pursuant to the Existing Deed of Trust.

Section 4. Representations and Warranties.  The Trustor hereby represents and warrants that the representations and warranties made by it in the Existing Deed of Trust are true and complete in all material respects on and as of the date hereof as if made on and as of the date hereof.

Section 5. Covenants.  The Trustor hereby covenants and agrees to perform each and every duty and obligation of the Trustor contained in the Existing Deed of Trust as amended by this Amendment.

Section 6. Effectiveness.  This Amendment shall be effective as of the day and year first written above upon its execution and delivery by the Trustor.  Except as herein provided, the Existing Deed of Trust shall remain unchanged and in full force and effect.

Section 7. Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

[Signature Page Follows]

(Attachment 4 to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

IN WITNESS WHEREOF, this Amendment has been duly executed by the Trustor as of the day and year first above written.
TRUSTOR:

CADIZ INC.

By:

Name:           ____________________

Title:           ____________________

CADIZ REAL ESTATE LLC

By:

Name:           ____________________

Title:           ____________________

AGREED TO AND ACCEPTED:

LC CAPITAL MASTER FUND, LTD.

as the Beneficiary

By:             ____________________

Name:             ____________________

Title:             ____________________

(Attachment 4 to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

[Trustor]

State of California  )
                                       )
County of Los Angeles  )

On ___________, 2012, before me, _______________________________Notary Public, personally appeared, _______________________________ who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature  (Seal)

(Attachment 4 to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

[Trustor]

State of California  )
                                       )
County of Los Angeles  )

On ___________, 2012, before me, _______________________________Notary Public, personally appeared, _______________________________ who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature  (Seal)

(Attachment 4 to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

[Beneficiary]

State of California  )
                                       )
County of Los Angeles  )

On ___________, 2012, before me, _______________________________Notary Public, personally appeared, _______________________________ who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature  (Seal)

(Attachment 4 to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

Attachment 5

SCHEDULE 1.1A:  LOAN COMMITMENTS

Lender	Tranche A Term Commitment	Tranche B Term Commitment	Tranche C-1 Term Commitment	Tranche C-2 Term Commitment	Tranche D Term Commitment
LC CAPITAL MASTER FUND, LTD. c/o Lampe, Conway & Company LLC 680 Fifth Avenue, Suite 1202 New York, NY 10019 Attention: Steven G. Lampe Telecopy: (212) 581-8999 with a copy to: Manatt, Phelps & Phillips, LLP 700 12th Street NW, Suite 1100 Washington, DC 20006 Attention: Debra Alligood White Telecopy: (202) 637-1516	$9,000,000.00	$23,737,500.00	$4,500,000.00	$0.00	$1,000,000.00
MILFAM II L.P. 222 Lakeview Avenue, Suite 160-365 West Palm Beach, Florida 33401 Attention: Eric Fangmann Telecopy: (619) 923-2908 with a copy to: O’Melveny & Myers LLP 400 South Hope Street Los Angeles, CA 90071 Attention: Steve Warren Telecopy: (213) 430-6407	$1,000,000.00	$2,637,500.00	$500,000.00	$2,000,000.00	$1,500,000.00
WATER ASSET MANAGEMENT—MANAGED ACCOUNT #1, L.L.C. c/o Water Asset Management, LLC 509 Madison Avenue, Suite 804 New York, NY 10022 Attention: Joe Kirincich Telecopy: (212) 754-5101 with a copy to: Makers Capital Corporation 9601 Wilshire Blvd., Suite #1132 Beverly Hills, California 90210 Attn: Stacy Kincaid Telephone: +1 310 666 8877	$0	$0	$0	$0	$2,500,000.00
AGGREGATE COMMITMENT	$10,000,000.00	$26,375,000.00	$5,000,000.00	$2,000,000.00	$5,000,000.00

(Attachment 5 to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)

Attachment 6

SCHEDULE 1.1C:  FACILITY DESIGNATIONS AND CONVERSION PRICES

Facility Designation	Conversion Price
Tranche A-1 Term Loans	$7.00 per common share
Tranche A-2a Term Loans	$35.00 per common share
Tranche A-2b Term Loans	NONE (not convertible)
Tranche B-1 Term Loans	$13.50 per common share
Tranche B-2 Term Loans	$12.50 per common share
Tranche B-3a Term Loans	$35.00 per common share
Tranche B-3b Term Loans	NONE (not convertible)
Tranche C-1 Term Loans	$13.50 per common share
Tranche C-2 Term Loans	$12.50 per common share
Tranche D Term Loans	NONE (not convertible)

(Attachment 6  to Amendment No. 6 to Credit Agreement
and Amendment No. 4 to Registration Rights Agreement)